DATA
                                      ----

PART A -- THIS PART LISTS YOUR PERSONAL DATA.
------

[APPLICABLE TO INHERITED IRA/ROTH IRA CONTRACTS]
OWNER:            [JOHN DOE JR. AS BENEFICIARY OF JOHN DOE SR'S. [ROTH] IRA]
                  IF THE OWNER IS A TRUST, THEN THE ANNUITANT MUST BE THE OLDEST BENEFICIARY OF THE TRUST.

                  [IF THE OWNER IS THE SOLE SPOUSAL BENEFICIARY UNDER THE DECEASED OWNER'S [ROTH] IRA THEN THE FOLLOWING DESIGNATION WILL APPEAR AFTER THE OWNER'S NAME:]
                  ["Special Surviving Spouse"]

ANNUITANT:        [JOHN DOE JR.]          Age: [60]                 Sex:  [Male]

DECEASED OWNER OF ORIGINAL [ROTH] IRA:      [John Doe, Sr.]
DATE OF DEATH OF ORIGINAL [ROTH] IRA OWNER:  [xx/xx/xx]


[APPLICABLE TO NON-SPOUSAL BENEFICIARY CONTINUATION OPTION TAX-QUALIFIED RETIREMENT PLAN FUNDS DIRECT ROLLOVER TO TRADITIONAL IRA CONTRACTS]

OWNER: [JOHN DOE JR. AS BENEFICIARY OF JOHN DOE SR'S. APPLICABLE PLAN] IF THE OWNER IS A TRUST, THEN THE ANNUITANT MUST BE THE OLDEST BENEFICIARY OF THE TRUST.

ANNUITANT:     [JOHN DOE JR.]                 Age: [60]           Sex:  [Male]

DECEASED PARTICIPANT OF ORIGINAL APPLICABLE PLAN:  [John Doe, Sr.]
DATE OF DEATH OF DECEASED PARTICIPANT OF ORIGINAL APPLICABLE PLAN:  [xx/xx/xx]


[APPLICABLE TO INHERITED IRA/ROTH IRA AND NON-SPOUSAL BENEFICIARY CONTINUATION OPTION TAX-QUALIFIED RETIREMENT PLAN FUNDS DIRECT ROLLOVER TO TRADITIONAL IRA CONTRACTS]

CONTRACT NUMBER:   [00000]

  ENDORSEMENTS ATTACHED:
  [MARKET SEGMENT ENDORSEMENTS]
          [Inherited Traditional IRA Beneficiary Continuation Option ("BCO")
           Endorsement]
          Inherited Roth IRA Beneficiary Continuation Option ("BCO") Endorsement Endorsement Applicable to Custodial [Roth] IRA
          Non-Spousal Beneficiary Continuation Option ("BCO") Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement]

          [OPTIONAL RIDERS ATTACHED]:
                  [Guaranteed Minimum Death Benefit Rider - Annual Ratchet to
                   Age [85], or
                  Guaranteed Minimum Death Benefit Rider - Greater of [6.5%]/[6%] Roll-Up to Age [85] or Annual Ratchet to Age [85] [Earnings Enhancement Benefit Rider]

         ISSUE DATE:                        [January 1, 2008]
         CONTRACT DATE:                     [January 1, 2008]
         MATURITY DATE:                     [January 1, 2043]

         BCO DISTRIBUTION COMMENCEMENT DATE:[xx/xx/xx]


BENEFICIARY:      [JANE DOE]


2008DPBCO-INH/NSDR                                                   Data page 1